Exhibit 32.1
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Daniels Corporate Advisory, Inc. (the “Company”) on Form 10-Q for the period ending August 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur D. Viola, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2014

/s/ Arthur D. Viola

Chief Executive Officer
and Chief Financial Officer